Schedule14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
   1934 (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than Registrant [ ]

Check the appropriate box:

[   ]    Preliminary Proxy Statement

[   ]    Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))

[ X ]      Definititive Proxy Statement

[   ]    Definitive Additional Materials

[   ]    Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                   Microwave Transmission Systems, Inc., Inc.
                (Name of Registrant as Specified In Its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ] Fee computed on table below per Exchange Acts Rules 14a-(6)(i)(1) and 0-11.

         1)      Title of each class of securities to which transaction applies.

         2)      Aggregate number of securities to which transaction applied:



         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):



         4)       Proposed maximum aggregate value of transaction:




5)       Total fee paid:





[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-12(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.

1)       Amount Previously Paid.

                  ---------------------

2)       Form, Schedule or Registration Statement No.:

                  ---------------------

3)       Filing Party:

                  ---------------------

4)       Date Filed:

                  ---------------------

                       MICROWAVE TRANSMISSION SYSTEMS INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held August 20, 2002

To the Stockholders of MICROWAVE TRANSMISSION SYSTEMS, INC.:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of MICROWAVE TRANSMISSION SYSTEMS, INC. (the "Company"), a Texas corporation, will be held on Tuesday, August 20, 2002, beginning at 10:00 a.m., local time, at the Omni Richardson Hotel, 701 East Campbell Road, Richardson, TX 75081 for the following purposes:

      1. To elect seven directors to serve until the next Annual Meeting of Stockholders of the Company or until their respective successors are elected and qualified;

      2. To ratify the appointment of Grant Thornton LLP as the Company's independent auditors; and

      3. To transact such other business as may properly come before the meeting or any adjournment thereof.

      The Board of Directors has fixed July 8, 2002, as the record date for the determination of the stockholders entitled to notice of, and to vote at, this meeting. The list of stockholders entitled to vote will be available for examination by any stockholder at the Company's executive offices at 541 Sterling Drive, Richardson, TX 75081 for ten days prior to August 20, 2002.

      You are cordially invited to attend the meeting in person, if possible. If you do not expect to be present in person, please sign and date the enclosed proxy and return it in the enclosed envelope, which requires no postage if mailed in the United States. The proxy must be signed by all registered holders exactly as the stock is registered. It will assist us in preparing for the meeting if you will return your signed proxies promptly regardless of whether you expect to attend in person or have many or few shares.



                                    BY ORDER OF THE BOARD OF DIRECTORS



      Richardson, TX

      July 19, 2002

        -----------------------------------------------------------------

                                    IMPORTANT

                 As a stockholder, you are urged to complete and
                   mail the proxy promptly whether or not you
                      plan to attend this Annual Meeting of
                  Stockholders in person. It is important that
                              your shares be voted.

       ------------------------------------------------------------------

                                       10
                      MICROWAVE TRANSMISSION SYSTEMS, INC.
                    541 Sterling Drive, Richardson, TX 75081

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held August 20, 2002


      This Proxy Statement is furnished to stockholders of Microwave Transmission Systems, Inc., a Texas corporation (the "Company"), in connection with the solicitation by order of the Board of Directors of the Company of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on August 20, 2002, and is being mailed with proxies to such stockholders on or about July 19, 2002. Proxies in the form enclosed, properly executed by stockholders and returned to the Company, which are not revoked, will be voted at the meeting. The proxy may be revoked at any time before it is voted.

      The 2001 Annual Report of the Company covering the fiscal year ended December 31, 2001, is being mailed herewith to stockholders. It does not form any part of the material for the solicitation of proxies.

                            Outstanding Capital Stock

      The record date for stockholders entitled to notice of and to vote at the Annual Meeting of Stockholders was the close business on July 8, 2002. At the close of business on that date the Company had issued, outstanding and entitled to vote at the meeting 11,828,880 shares of Common Stock (the "Common Stock").

                                Quorum And Voting

      The presence, in person or by proxy, of the holders of a majority of the total combined voting power of the outstanding capital stock of the Company is necessary to constitute a quorum at the Annual Meeting of Stockholders. In deciding all questions, a holder of Common Stock shall be entitled to one vote, in person or by proxy, for each share in the stockholder's name on the record date. At the record date, the total number of votes which could be cast by all holders of capital stock of the Company was 11,828,880.

                        Action to Be Taken at The Meeting

      The accompanying proxy, unless the stockholder specifies otherwise therein, will be voted (i) FOR the election as directors of the Company of persons named under the caption "Election of Directors"; (ii) FOR the ratification of the appointment of Grant Thornton LLP as the Company's independent auditors for the fiscal year ending December 31, 2002; and (iii) in the discretion of the proxy holders on any other matters that may properly come before the meeting or any adjournment thereof.

      In order to be elected a director, a nominee must receive a plurality of the votes cast at the meeting for the election of directors. The ratification of the appointment of Grant Thornton LLP as the Company's independent auditors requires a plurality of the votes cast at the meeting. (see "Quorum and Voting").

      When the giver of the proxy has appropriately specified how the proxy is to be voted, it will be voted accordingly. Your attention is directed to the accompanying proxy which provides a method for stockholders to withhold authority to vote for one or more nominees for director and to vote against or to abstain from voting on the other matters offered for approval. If any other matter or business is brought before the meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the judgment of the person or persons voting the share subject to the proxy, but management does not know of any such other matter or business.

      Should any nominee named herein for the office of director become unable or unwilling to accept nomination or election, the person or persons acting under the proxy will vote for the election in his place of such other person, if any, as management may recommend; however, management has no reason to believe that any of the nominees will be unable or unwilling to serve if elected. Each nominee has expressed to management his intention that, if elected, he will serve the entire term for which his election is sought.

                      Committees of the Board of Directors

      The Company does not have a nominating committee or a compensation committee. The Company's Board of Directors has established an Audit Committee and that committee has one member, Lou Strenger. The Audit Committee met four times in fiscal 2001. The Audit Committee was formed in January 2001, and although the Company's securities are not traded on the American Stock Exchange, Mr. Strenger would satisfy the American Stock Exchange's definition of independence. The duties of the Audit Committee are to recommend to the entire Board of Directors the selection of independent certified public accountants to perform an audit of the financial statements of the Company, to review the activities and report of the independent certified public accountants, and to report the results of such review to the entire Board of Directors. The Audit Committee also monitors the internal controls of the Company.

      The Audit Committee's report is set forth in Appendix A hereto.

                              Director Compensation

      The following sets forth certain information regarding compensation of directors paid for services in 2001 and those appointed to serve as directors other than named executive officers:

                                                                                                Number of
                                 Annual                     Consulting                         Securities
                                Retainer         Meeting    Fees/Other      Number of          Underlying
       Name                       Fees            Fees         Fees          Shares              Options

Carl Morre                          -           $4,000            -            -                   -

S. Kerry Tassopoulos                -           $4,000            -            -                   -

Lou Strenger                        -           $4,000            -            -                   -



         Directors of the Company receive $1,000 per quarter.

         In 2001 the Company's Board of Directors met five times.

                              Election of Directors

         Directors of Texas corporations are to be elected at the meeting to hold office until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified. It is intended that the shares, subject to the proxies solicited hereby, will be voted for the following nominees, whose age and position with the Company is indicated in the table, for director, unless otherwise specified on the proxy:

           Name                           Age                 Position

Preston D. Spurlin                         42                 Chief Executive Officer, President, Director
Susan King                                 57                 Vice President of Finance, Secretary, Director
David Story                                40                 Vice President of Operations, Director
Michael D. Sutton                          46                 Vice President of Field Services, Director
Carl Moore                                 47                 Director
S. Kerry Tassopoulos                       44                 Director
Lou Strenger                               52                 Director


      Preston David Spurlin is the founder of MTSI, Inc. and has served as its Chief Executive Officer, President and Director since its inception in 1987.

      Susan King is the Company's Vice President of Finance, a position she assumed upon joining the Company in May 1988. Ms. King has more than 35 years experience in accounting and accounting management and became a director of the Company in December 2000.

      David Story is a Vice President of Operations for the Company, a position he assumed upon joining the Company in 1995. Mr. Story became a director of the Company in December 2000.

      Michael D. Sutton is Vice President of Field Services for the Company, a position he assumed upon joining the Company in 1987. Mr. Sutton became a director of the Company in December 2000.

      Carl Moore was a Vice President of Fort Worth Tower prior to its sale to an investment group in 1997. In 1999 Mr. Moore became president of Fort Worth Tower after its repurchase. Fort Worth Tower manufactures material used in the wireless communications industry.

      S. Kerry Tassopoulos is Director of Global Legal Resources for Mary Kay, Inc., a personal care, cosmetic and vitamin products company. Prior to Mary Kay, Mr. Tassopoulos served as Director of Government Affairs and Assistant General Counsel for Excel Communications, a provider of long distance telecommunications. Mr. Tassopoulos became a director of the Company in December 2000.

      Lou Strenger has been a business and management consultant since 1983 as a principal of ELESCO Financial Services and of Media97. He has consulted or participated in joint ventures primarily in financial services and media. He has been a health organization administrator and a hospital authority internal auditor. Mr. Strenger became a director of the Company in February 2001.

      THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK OF THE COMPANY IS REQUIRED TO ELECT A DIRECTOR. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE INDIVIDUALS NAMED ABOVE. ALL PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS ON THE FORM OF PROXY. WHERE NO SPECIFICATION IS MADE, PROXIES WILL BE VOTED "FOR" EACH OF THE ABOVE NOMINEES FOR DIRECTOR.

                       APPOINTMENT OF INDEPENDENT AUDITORS

      Based upon the recommendation of the Audit Committee, the Board of Directors has selected the firm of Grant Thornton LLP as independent auditors of the Company for the fiscal year ending December 31, 2002, upon approval by a majority of the stockholders present in person or represented by proxy at the Annual Meeting of Stockholders. Grant Thornton LLP has served as the Company's independent auditors since the fiscal year ending December 31, 2001. A representative of that firm is expected to be present at the Annual Meeting of Stockholders. Said representative will be available to answer questions and will be afforded an opportunity to make a statement if he or she so desires.

Audit Fees

      We paid aggregate fees of $120,642 billed for professional services rendered for the audit of our annual financial statements for the most recent fiscal year and the reviews of financial statements included in our Form 10-QSB's for that fiscal year.

Financial Information Systems Design and Implementation Fees

      In fiscal 2001, we did not pay to Grant Thornton LLP any fees for financial information system design and implementation fees.

All Other Fees

      In fiscal 2001 we did not pay to Grant Thornton LLP any fees for services other than audit fees.

      THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK OF THE COMPANY IS REQUIRED TO APPROVE AND APPOINT THE AUDITORS. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE APPOINTMENT OF THE AUDITORS. ALL PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS ON THE FORM OF PROXY. WHERE NO SPECIFICATION IS MADE, PROXIES WILL BE VOTED "FOR" THE APPROVAL OF THE AUDITORS.

                        Appointment of Grant Thornton LLP
    On January 17, 2002, we appointed Grant Thornton LLP as our independent auditors to replace the firm of King Griffin & Adamson P.C. who was dismissed contemporaneously therewith.

    Management represents as follows:

             (a) There have been no disputes between management and the auditors and the auditors' reports contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

             (b) The decision to change accountants from King Griffin & Adamson P.C. (the "Accountant") to Grant Thornton LLP has been approved by the Company's Board of Directors.

             (c) During the registrant's two most recent fiscal years and any subsequent interim period there were no disagreements with the Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The registrant has authorized the Accountant to respond fully to the inquiries of the successor accountant.

             (d) The Accountant expressed no disagreement or difference of opinion regarding any "reportable" event as that term is defined in
         Item 304(a)(1)(iv) of Regulation S-K, including but not limited to:

                      (i) the  Accountant  has not advised the registrant that
                  the internal controls necessary for the registrant to develop reliable financial statements do not exist;

                      (ii) the Accountant has not advised the registrant that
                  information has come to the Accountant's attention that has led it to no longer be able to rely on management's representations, or that has made it unwilling to be associated with the financial statements prepared by management;

                      (iii) the Accountant has not advised the registrant of the need to expand significantly the scope of its audit, or notified the registrant that information has come to the Accountant's attention that if further investigated may (A) materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or
                  (B) cause it to be unwilling to rely on management's representations or be associated with the registrant's financial statements, and due to the Accountant's resignation (due to audit scope limitations or otherwise) or dismissal, or for any other reason, the Accountant did not so expand the scope of its audit or conduct such further investigation;

                      (iv) the Accountant has not advised the registrant that
                  information has come to the Accountant's attention that it has concluded materially impacts the fairness or reliability of either (A) a previously issued audit report or the underlying financial statements, or (B) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the Accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), and due to the Accountant's resignation, or for any other reason, the issue has not been resolved to the Accountant's satisfaction prior to its resignation.

Executive Officers and Compensation
      The Company's executive officers serve on its Board of Directors.

The following table sets forth certain information concerning the compensation of the chief executive officer of the Company and the other executive officers of the Company whose total annual salary and bonus exceeded $100,000, for the fiscal years ended December 31, 2001, 2000, and 1999.

                           Summary Compensation Table

     Name and                                            Annual Compensation                   All Other
Principal Position             Fiscal Year           Salary              Bonus        Compensation(1)(2)(3)

Preston David Spurlin               2001             $115,013           $4,952                  $17,995
Chief Executive Officer             2000              114,123            2,054                   17,426
                                    1999              108,056            1,956                   21,689

David Story                         2001              102,537            9,094                   16,745
Vice-President                      2000              101,743            5,369                   16,067
                                    1999               75,871            8,146                   12,603

Mike Sutton                         2001               95,200            2,656                   14,678
Vice President                      2000               78,037            3,785                   10,679
                                    1999               67,947            3,244                   21,689

Susan King                          2001               81,701           11,830                   14,030
Vice-President/Secretary            2000               87,148            3,060                   13,531
                                    1999               65,249            4,268                   10,428


(1) Included in Other Compensation is premium paid on term life insurance policies on behalf of Preston David Spurlin and employer contributions under the Profit Sharing Plan described below.
(2) Included in Other Compensation are employer's contributions under MTSI's Profit Sharing Plan.
(3)            Included in Other Compensation are director's fees of $4,000.

Stock Option Grants

      On November 20, 2001, the Company granted options for a total of 515,000 shares of Common Stock. The following table summarized options received for the indicated individuals during fiscal 2001.

Name                   Number of          % of            Exercise         Expiration
                        Shares            Total             Price             Date

Mike Sutton              28,000             5.4             $1.32           11/20/11
Susan King               26,000             5.0             $1.32           11/20/11
David Story              16,000             3.1             $1.32           11/20/11


Section 16(a) Beneficial Ownership Reporting Compliance.

      Section 16(a) of the Securities and Exchange Act of 1934 generally requires the Company's Directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities ("10% owners") to file with the Securities and Exchange Commission and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Directors, executive officers and 10% owners are required by the Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file. On November 6, 2001, P. David Spurlin filed a Form 4 reflecting the acquisition by him of 2,017,932 share of Common Stock acquired in connection with the acquisitions by the Company of CKS Management, EPIC Communications, and Viper Communications on August 30, 2001.

Certain Relationships and Related Transactions

      The Company maintains a line of credit for $2,550,000 with a bank, and borrowings under that line of credit are guaranteed by Mr. Spurlin.

      We have a note receivable from Mr. Spurlin which totaled $0 and $257,561 at December 31, 2001 and 2000, respectively. Interest on the loan is charged at 6% per annum and is paid monthly. The loan was repaid in full in 2001.

      We lease our office facility from Mr. Spurlin. The facility is leased on a month-to-month basis, and has been classified as an operating lease. Total rent expense associated with this lease was $56,400 for each of the years ended December 31, 2001 and 2000.

      We also lease a house from Mr. Spurlin. The house provides lodging for out-of-town employees and contractors in lieu of the Company incurring hotel and other travel related charges. The lease began in April 1999 and continues on a month-to-month basis. Total rent expense associated with this lease was $8,400 for each of the years ended December 31, 2001 and 2000, respectively.

      On August 30, 2001, we acquired three companies, each of which Mr. Spurlin was a stockholder. In connection with these acquisitions, we issued 2,017,932 shares of Common Stock to Mr. Spurlin and paid him $894,975.

      Total rental expense for operating leases was $64,800 for each of the years ended December 31, 2001 and 2000.

                            CERTAIN BENEFICIAL OWNERS

      The following table sets forth certain information regarding the beneficial ownership as of March 15, 2002, of the Common stock by (a) each person known by the Company to be a beneficial owner of more than 5% of the outstanding shares of Common Stock and by each Selling Shareholder, (b) each director of the Company, (c) each Named Executive Officer, and (d) as directors and executive officers of the Company as a group. Unless otherwise noted, each beneficial owner named below has sole investment and voting power with respect to the Common Stock shown below as beneficially owned by him.

        Name and Address of                                  Number of                        Percent
         Beneficial Owner                                  Shares Owned                        Owned

P. David Spurlin(1)                                              7,789,232                       66%

Susan King(1)                                                       17,550                        1%

David Story(1)                                                      13,200                        1%

Michael Sutton(1)                                                    5,000                        0%

James A. Conant, Jr.(1)                                            916,670                        8%

Donald D. Jones(1)                                                 916,670                        8%

Dwayne Griffin(1)                                                  674,997                        6%

Carl Moore                                                           2,000                        0%
4104 Flower Garden
Arlington, TX 76016

S. Kerry Tassopoulos                                                 -                            0%
8750 N. Central Expwy, #2000
Dallas, TX 75231

Lou Strenger                                                           500                        0%
P.O Box 515922
Dallas, TX 75251

All executive directors
and officers as a group
(Seven people)                                                   7,827,582                       66%


(1) The address of the indicated individual is 541 Sterling Drive, Richardson, TX 75081

                              STOCKHOLDER PROPOSALS

      Any proposals from stockholders to be presented for consideration for inclusion in the proxy material in connection with the next Annual Meeting of Stockholders of the Company scheduled to be held in May of 2003 must be submitted in accordance with the rules of the Securities and Exchange Commission and received by the Secretary of the Company at the mailing address set forth hereinafter no later than the close of business on December 9, 2002.

      Proposals of Shareholders intended to be presented at the next Annual Meeting of Stockholders which are not received by the Secretary of the Company before December 9, 2002, shall be untimely. Upon the presentation at the next Annual meeting of Shareholders of any matter not timely proposed, the persons named in the proxy accompanying the Company's proxy statement relating to that meeting will have the discretionary authority to vote all proxies on such matters in accordance with their best judgment.

                                  OTHER MATTERS

      The accompanying proxy is being solicited on behalf of the Board of Directors of the Company. The expense of preparing, printing, and mailing the form of proxy and the material used in the solicitation thereof will be borne by the Company. In additional to the use of the mails, proxies may be solicited by personal interview, telephone, and telegram by directors, officers, and employees of the Company. Arrangements have been made with brokerage houses and other custodians, nominees, and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held by record by such persons, and the Company will reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith.
      All information contained in this Proxy Statement relating to the occupation, affiliations, and securities holdings of directors and officers of the Company and their transactions with the Company is based upon information received from the individual directors and officers.

      Your directors and officers desire that all stockholders be represented at the Annual Meeting of Stockholders. In the event you cannot attend in person, please date, sign, and return the enclosed proxy in the enclosed, post-paid envelope at your earliest convenience so that your shares may be voted. The proxy must be signed by all registered holders exactly as the stock is registered.

      The Company will furnish without charge a copy of its Annual Report of Form 10-K, including the financial statements and the schedules thereto, for the fiscal year ended December 31, 2001 filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 to any stockholder upon written request to 541 Sterling Drive, Richardson, Texas 75081. A copy of the exhibits to such report will be furnished to any stockholder upon written request therefor and payment of a nominal fee.

         By Order of the Board of Directors.

         /s/ P. David Spurlin

         P. David Spurlin, Chief Executive Officer

         Richardson, Texas
         July 19, 2002

                                   APPENDIX A

                             AUDIT COMMITTEE REPORT


  Introduction

         The Audit Committee of the Board of Directors (the "Audit Committee") is comprised of Lou Strenger. The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors, as well as the other matters set forth in the charter attached hereto. Management of the Company is responsible primarily for the effectiveness of the Company's accounting policies and practices, financial reporting and internal controls.

  Independence Review

         The Board of Directors appointed the Audit Committee in January 2001. In conjunction with other activities for fiscal year 2001, the Audit Committee reviewed and discussed the Company's audited financial statements with management of the Company. The members of the Audit Committee also discussed with the Company's independent auditors the matters required by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380) and considered the compatibility of nonaudit services with the auditor's independence. The Audit Committee received from the Company's independent auditors the written disclosures and the letter required by the Independence Standards Board Standard No. 1, and discussed with the independent certified accountants the independent auditors independence.

         Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

  Submitted by the Audit Committee of the Board of Directors


  Lou Strenger

                                      PROXY

           This Proxy is Solicited on Behalf of the Board of Directors
                      MICROWAVE TRANSMISSION SYSTEMS, INC.
                                 ANNUAL MEETING
                                 August 20, 2002

         The undersigned hereby appoints P. David Spurlin and D. Susan King, and each of them, proxies to represent the undersigned, with full power of substitution at the Annual Meeting of Stockholders of Microwave Transmission Systems, Inc., to be held on Tuesday, August 20, 2002, at 10:00 a.m. at 701 East Campbell Road, Richardson, TX 75081 and at any and all adjournments thereof:

1.       ELECTION OF DIRECTORS

FOR all nominees listed below       /   /

WITHHOLD AUTHORITY to vote for all nominees listed below      /   /

                                                          Preston D. Spurlin
 INSTRUCTION: To withhold authority for any individual    D. Susan King
 nominee, strike a line through or otherwise strike the   David Story
 nominee's name in the list at right.                     Michael D. Sutton
                                                          Carl Moore
                                                          S. Kerry Tassopoulos
                                                          Lou Strenger


2. PROPOSAL TO RATIFY THE SELECTION OF GRANT THORNTON LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.

         FOR /   /             AGAINST /   /                   ABSTAIN   /   /


In their discretion, the Proxies are authorized to vote upon such other matters that may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR PROPOSALS 1 AND 2

Signatures of Stockholder(s)___________________________ Dated _________________
NOTE: Signature should agree with name on stock certificate. Executors, administrators, trustees and other fiduciaries should so indicate when signing.